AMENDMENT
                               DATED MAY 24, 2006
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A

-----------------------------------------------------------------------------------------------------------------------------
                                INVESTOR      ADVISOR                                          INSTITUTIONAL       MASTER
FUND                             CLASS         CLASS      A-CLASS     C-CLASS     H-CLASS           CLASS           CLASS
-----------------------------------------------------------------------------------------------------------------------------
Nova                               X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 (formerly
Ursa)                              X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
OTC                                X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse OTC (formerly
Arktos)                            X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Government Long Bond
Advantage (formerly U.S.
Government Bond)                   X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond (formerly Juno)               X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government
Money Market                       X             X           X           X                           X
-----------------------------------------------------------------------------------------------------------------------------
Nova Master                                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master
(formerly Ursa Master)                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
OTC Master                                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master
(formerly Arktos Master)                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond Master (formerly Juno
Master)                                                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
Utilities Master                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage Master
(formerly Medius Master)                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Master                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000 Master
(formerly Inverse Small-Cap
Master)                                                                                                               X
-----------------------------------------------------------------------------------------------------------------------------
Europe Advantage (formerly
Large-Cap Europe)                                            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Japan Advantage (formerly
Large-Cap Japan)                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
All-Cap Value                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Advantage
(formerly Mekros)                                            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage
(formerly                                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                INVESTOR      ADVISOR                                          INSTITUTIONAL       MASTER
FUND                             CLASS         CLASS      A-CLASS     C-CLASS     H-CLASS           CLASS           CLASS
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                                X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                               X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000
(formerly Inverse Small-Cap)                                 X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening
Dollar (formerly
Strengthening Dollar)                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar
(formerly Weakening Dollar)                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Banking                            X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology                      X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Commodities                                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products                  X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Electronics                        X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy                             X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy Services                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Financial Services                 X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Health Care                        X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Internet                           X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Leisure                            X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Precious Metals                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Real Estate                                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Retailing                          X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Technology                         X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                 X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Transportation                     X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Utilities                          X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Sector Rotation                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity
(formerly Core Equity)                                       X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Absolute Return
Strategies                                                   X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Market Neutral                                               X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                                X           X           X
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                                                      X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000                                                 X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT MODERATE                                                 X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT CONSERVATIVE                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT AGGRESSIVE                                               X           X           X
-----------------------------------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.